Exhibit 99.1

For Immediate Release

November 9, 2016

Approach Resources Announces

Reaffirmation of Borrowing Base of $325 Million

Fort Worth, Texas, November 9, 2016 – Approach Resources Inc. (NASDAQ: AREX) today announced that it has completed its fall 2016 semi annual borrowing base redetermination of its revolving credit facility. The borrowing base was unanimously reaffirmed by the bank group at $325 million and there were no changes to the existing terms or conditions of the credit agreement. Under the terms of the credit agreement, the bank group redetermines the borrowing base semiannually using the banks’ estimates of reserves and future oil and gas prices. The next borrowing base redetermination is scheduled to occur in April 2017. At November 8, 2016, Approach had $275.0 million outstanding under its revolving credit facility, resulting in liquidity of $52.2 million.

Sergei Krylov, Approach’s Executive Vice President and Chief Financial Officer, commented, “We appreciate the support of our bank group as we continue to execute on our strategy of maintaining financial flexibility and right-sizing the balance sheet for the current commodity price environment. The reaffirmed borrowing base, along with our recently-announced debt exchange, will position the Company to resume production growth while continuing to operate within cash flow. This reaffirmation of lender commitments at $325 million is a validation of the continued productivity improvements, cost reduction initiatives and recapitalization transactions that have been the focus of the entire Approach team. We look forward to working with our bank group on our future growth initiatives.”

About Approach Resources

Approach Resources Inc. (“Approach” or the “Company”) is an independent energy company focused on the exploration, development, production and acquisition of unconventional oil and gas reserves in the Midland Basin of the greater Permian Basin in West Texas. For more information about the Company, please visit www.approachresources.com. Please note that the Company routinely posts important information about the Company under the Investor Relations section of its website.

Supplemental Financial and Other Measures

Liquidity

Liquidity is calculated by adding the net funds available under our revolving credit facility and cash and cash equivalents. We use liquidity as an indicator of the Company’s ability to fund development and exploration activities. However, this measurement has limitations. This measurement can vary from year-to-year for the Company and can vary among companies based on what is or is not included in the measurement on a company’s financial statements. This measurement is provided in addition to, and not as an alternative for, and should be read in conjunction with, the information contained in our financial statements prepared in accordance with GAAP (including the notes), included in our Securities and Exchange Commission (“SEC”) filings.

The table below summarizes our liquidity at November 8, 2016 (in thousands).

Liquidity at November 8, 2016
Borrowing base	$325,000
Cash and cash equivalents	2,476
Senior secured credit facility – outstanding borrowings	(275,000)
Outstanding letters of credit	(325)

Liquidity	$52,151

NO OFFER OR SOLICITATION

THIS PRESS RELEASE IS NEITHER AN OFFER TO PURCHASE NOR A SOLICITATION TO BUY ANY OF THE EXISTING SENIOR NOTES NOR IS IT A SOLICITATION FOR ACCEPTANCE OF THE INITIAL EXCHANGE OR THE FOLLOW-ON EXCHANGE OFFER. THE COMPANY IS MAKING THE INITIAL EXCHANGE AND THE FOLLOW-ON EXCHANGE OFFER ONLY BY, AND PURSUANT TO THE TERMS OF, THE OFFERS TO EXCHANGE AND LETTERS OF TRANSMITTAL. THE INITIAL EXCHANGE AND THE FOLLOW-ON EXCHANGE OFFER ARE NOT BEING MADE IN ANY JURISDICTION IN WHICH THE MAKING OR ACCEPTANCE THEREOF WOULD NOT BE IN COMPLIANCE WITH THE SECURITIES, BLUE SKY OR OTHER LAWS OF SUCH JURISDICTION. NONE OF THE COMPANY, ANY INFORMATION AGENT OR ANY EXCHANGE AGENT FOR THE INITIAL EXCHANGE OR THE FOLLOW-ON EXCHANGE OFFER MAKES ANY RECOMMENDATION IN CONNECTION WITH SUCH EXCHANGE OFFERS. THIS ANNOUNCEMENT IS NEITHER AN OFFER TO SELL NOR A SOLICITATION OF AN OFFER TO BUY ANY OF THESE SECURITIES AND SHALL NOT CONSTITUTE AN OFFER, SOLICITATION OR SALE IN ANY JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE IS UNLAWFUL.

Additional Information and Where to Find It

In connection with the recently announced debt exchange transactions (the “Transactions”), the Company intends to file a definitive proxy statement with the SEC. The definitive proxy statement and other relevant documents will be sent or given to the stockholders of the Company and will contain important information about the Transactions and related matters. The Company’s stockholders and other interested persons are advised to read, when available, the definitive proxy statement in connection with the Company’s solicitation of proxies for the meeting of stockholders to be held to approve certain aspects of the Transactions because these materials will contain important information about the Transactions. The definitive proxy statement will be mailed to the Company stockholders as of a record date to be established for voting on the Transactions. Stockholders will also be able to obtain copies of the definitive proxy statement once it is available, without charge, at the SEC’s website at www.sec.gov or by directing a request to: Approach Resources Inc., One Ridgmar Centre, 6500 West Freeway, Suite 800, Fort Worth, Texas 76116, Attention: Investor Relations, (817) 989-9000.

Participants in Solicitation

The Company and its directors and officers may be deemed participants in the solicitation of proxies of the Company’s stockholders in connection with the Transactions. The Company stockholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of the Company in the Company’s proxy statement for its 2016 Annual Meeting of Stockholders, which was filed with the SEC on April 20, 2016. Information regarding the persons who may, under the SEC rules, be deemed participants in the solicitation of proxies to the Company stockholders in connection with the Transactions will be set forth in the definitive proxy statement for the Transactions when available. Additional information regarding the interests of participants in the solicitation of proxies in connection with the Transactions will be included in the definitive proxy statement that the Company intends to file with the SEC.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts, included in this press release that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements. Without limiting the generality of the foregoing, forward-looking statements contained in this press release specifically relate to stockholder approval and consummation of the Transactions. These statements are based on certain assumptions made by the Company based on management’s experience, perception of historical trends and technical analyses, current conditions, anticipated future developments and other factors believed to be appropriate and reasonable by management. When used in this press release, the words “will,” “potential,” “believe,” “estimate,” “intend,” “expect,” “may,” “should,” “anticipate,” “could,” “plan,” “predict,” “project,” “profile,” “model” or their negatives, other similar expressions or the statements that include those words, are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements. These risks, uncertainties, assumptions and other important factors include, but are not limited to (1) the inability to complete the Transactions due to the failure to obtain approval of the Company’s stockholders to certain aspects thereof or other conditions to closing of the Transactions, (2) the failure to achieve 100% participation in the follow-on exchange offer, (3) a continued decline in commodities prices, (4) the Company’s ability to recognize the anticipated benefits of the Transactions, (5) costs related to the Transactions, (6) changes in applicable laws or regulations, and (7) other risks and uncertainties indicated from time to time in a definitive proxy statement, including those under “Risk Factors” therein, and other documents filed or to be filed with the SEC by Approach. The Company’s SEC filings are available on the Company’s website at www.approachresources.com. Any forward-looking statement speaks only as of the date on which such statement is made and the Company undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law.